Exhibit 10.5

REXAHN PHARMACEUTICALS, INC.
2013 STOCK OPTION PLAN

STOCK OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of the ____ day of __________ (the "Grant Date"), by and between (i) Rexahn Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and (ii) __________________ ("Optionee").

WHEREAS, the Board of Directors and stockholders of the Company have duly adopted and approved the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (the "Plan"); and

WHEREAS, in order to provide an incentive to Optionee to remain in the employ of the Company and for such other purposes as are set forth in the Plan, the Committee responsible for administration of the Plan has determined to grant an option to Optionee as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.	Grant of Option.

1.1.          Subject to the terms and conditions hereafter set forth including the Company hereby grants to Optionee an Incentive stock option (the "Option") to purchase _______ shares of Common Stock of the Company (the "Shares").

1.2.          This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.  In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Grant Date, the terms of the Plan as constituted on the Grant Date shall control.

2.	Exercise Price.

The price at which Optionee shall be entitled to purchase the Shares upon the exercise of the Option shall be $_____ per Share (the "Exercise Price").

3.	Duration of Option.

The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be terminated earlier, as provided in Sections  5.1 and 7 hereof.

4.	Vesting of Option.

4.1.          Subject to the provisions of the Plan and this Agreement regarding the duration of the Option and the period during which the Option may be exercised, except as provided in Section 4.2 hereof, Optionee shall become vested in the Options as follows:

(a)  Twenty-five percent (25%) of the Shares shall vest on the first (1st) anniversary of the Grant Date; and

(b)  Thereafter, one thirty-sixth (1/36th) of the remaining Shares shall vest in equal monthly installments beginning on the first business day of each month, until the Shares are fully vested.

4.2.          Notwithstanding Section 4.1 hereof, but subject to the provisions of the Plan and this Agreement regarding the duration of the Option and the Period during which the Option may be exercised, Optionee shall become one hundred percent (100%) vested in the Options if a Change of Control, as provided in Section 5.1 hereof, shall occur prior to the termination or expiration of the Option.

4.3.          For purposes of this Agreement, the Options which are vested are referred to as "Vested Options".  The Option may be exercised with respect to the Vested Options, as provided under the applicable provisions of this Agreement.

5.	Effect of a Change of Control.

5.1.          In the event of any Change of Control (as defined in the Plan), the vesting of each outstanding Option shall automatically accelerate so that each such Option shall, immediately prior to the effective date of the Change of Control, become fully exercisable for all of the Shares at the time subject to such Option and may be exercised for any or all of those Shares as fully-vested Options.  However, an outstanding Option shall NOT so accelerate if and to the extent such Option is, in connection with the Change of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option for shares of the capital stock of the successor corporation (or the parent thereof).  The determination of Option comparability shall be made by the administrator of the Plan, and its determination shall be final, binding and conclusive.

6.	Manner of Exercise and Payment.

6.1.          The Option may be exercised only if compliance with all applicable Federal and state securities laws can be effected and only by (a) Optionee's completion, execution and delivery to the Company of a Notice of Exercise substantially in the form attached hereto as Exhibit A and an investment letter (if required by the Company) as supplied by the Company, and (b) the payment to the Company in accordance with Section 6(c) of the Plan of an amount equal to the amount obtained by multiplying the Exercise Price by the number of Shares being purchased pursuant to such exercise, as shall be specified by Optionee in such Notice of Exercise.

6.2.          Upon receipt of Notice of Exercise and full payment of the Exercise Price for the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to Optionee of the number of Shares as to which such exercise was effective.

6.3.          Optionee shall not be deemed to be the owner of any of the Shares unless and until:  (i) the Option shall have been exercised pursuant to the terms of this Agreement and Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised; (ii) Optionee shall have satisfied all of Optionee's obligations regarding the withholding of taxes, as provided in Section 11 hereof; (iii) the Company shall have issued and delivered the Shares to Optionee; and (iv) Optionee's name shall have been entered as a shareholder of record on the books of the Company, whereupon Optionee shall have full dividend and other ownership rights with respect to such Shares.

7.	Termination of Employment.

7.1.          Termination By Reason of Death or Disability.  If the Optionee's employment is terminated by reason of his death or Disability, Optionee (or, if applicable, his representative or his estate) will be permitted to exercise any or all of the then unexercised Options during the six (6)month period immediately following the termination date.

"Disability" shall mean a physical or mental impairment that prevents the Optionee from performing the essential duties of his position, with or without reasonable accommodation, for (i) a period of at least ninety (90) consecutive calendar days, or (ii) an aggregate of ninety (90) work days in any six (6) month period.  The determination of whether the Optionee incurred a Disability shall be made by the Board, in its sole discretion, after consultation with the Optionee's physician.

7.2.          Termination by the Board with Cause.  If the Optionee's employment is terminated by the Board with Cause, all of the then unexercised Options held by the Optionee as of the termination date will be cancelled, and the Optionee will not be permitted to exercise any of his Options following the termination date.

"Cause" shall mean (i) the commission by the Employee of an act of malfeasance, dishonesty, fraud, or breach of trust against the Company or any of its employees, clients, or suppliers, (ii) the material breach by the Employee of any of his obligations under this Agreement, or any other agreement between the Employee and the Company, (iii) the Employee's failure to comply in all material respects with the Company's written policies; (iv) the Employee's failure, neglect, or refusal to perform his duties under this Agreement, or to follow the lawful written directions of the Board, (v) the Employee's indictment, conviction of, or plea of guilty or no contest to, any felony or any crime involving moral turpitude, (vi) any act or omission by the Employee involving dishonesty or fraud or that is, or is reasonably likely to be, injurious to the financial condition or business reputation of the Company, or that otherwise is injurious to the Company's employees, clients, or suppliers, or (vii) the inability of the Employee, as a result of repeated alcohol or drug use, to perform the duties and/or responsibilities of his position.

7.3.          Termination by the Board without Cause.  If the Optionee's employment is terminated by the Board without Cause (and not as a result of a Disability), the Optionee will be permitted to exercise any or all of his then unexercised Options during the ninety (90) day period immediately following the termination date.

7.4.           Termination by the Optionee.  If the Optionee terminates his employment, the Optionee will be permitted to exercise any or all of his then unexercised Options during the thirty (30) day period immediately following the termination date.

8.	No Pre-Emptive Rights or Registration Rights.

Optionee shall not be entitled to any pre-emptive rights with respect to the Company's issuance of any Common Stock or other securities, nor shall Optionee be entitled to registration rights with respect to any Shares in the event that the Company files a registration statement under the Securities Act of 1933 with respect to the Common Stock or any other securities.

9.	No Right to Continued Service.

Except as may be provided in an employment agreement, if any, entered into between the Company and Optionee, nothing in this Agreement or the Plan shall be interpreted or construed to confer upon Optionee any right with respect to continuation of the Optionee's service as an employee of the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate Optionee's employment at any time.

10.	Adjustments.

In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event with respect to the Common Stock, the Committee  shall make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities in accordance with the provisions of Section 9 of the Plan and such adjustments, if any, shall be effective, final, binding and conclusive for all purposes of the Plan and this Agreement.

11.	Withholding of Taxes.

At such times as Optionee exercises the Option, Optionee shall pay to the Company in cash an amount equal to the minimum required Federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with exercise of the Option (the "Withholding Taxes") prior to the issuance of the Shares in respect of which the Option was exercised.  The Company shall have the right to deduct from any payment of cash to which Optionee is entitled from the Company an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes.  In satisfaction of the Withholding Taxes, Optionee may make a written election, which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares issuable to him upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

12.	Optionee Bound by the Plan.

Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

13.	Modification of Agreement.

This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

14.	Severability.

Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

15.	Governing Law.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

16.	Nontransferability.

Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.  Notwithstanding the foregoing, or any other provision of the Plan, an Optionee who holds a nonqualified stock option may transfer such Option:  (i) to his or her spouse, lineal ascendant, lineal descendants; (ii) to a duly established trust for the benefit of one or more of these individuals; or (iii) pursuant to a qualified domestic relations order.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee would have initially transferred the Option pursuant to this Section.  Awards which are transferred pursuant to this Section shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.  The terms of the Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of Optionee.

17.	Resolution of Disputes.

Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee.  Any determination made hereunder shall be final, binding and conclusive on Optionee and Company for all purposes.

18.	Specific Performance.

Strict compliance by Optionee shall be required with each and every provision of this Agreement.  The parties hereto agree that the Shares are unique, that Optionee's failure to perform the obligations provided by this Agreement will result in irreparable damage to the Company and that specific performance of Optionee's obligations may be obtained by suit in equity.

19.	Interpretation.

19.1.         This Agreement and the Plan set forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Option or the Shares other than as set forth herein and in the Plan, as amended.  Any and all prior agreements between the parties hereto with respect to the Shares or the Option are hereby revoked.  This Agreement and the Plan are intended by the parties to be an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

19.2.        The captions herein are for reference purposes only and in no way define or limit the scope or content of this Agreement or in any way affect the interpretation of its provisions.

20.	Notices.

Any and all notices provided for herein shall be sufficient if in writing and shall either be hand delivered, with receipt therefor, or sent by Federal Express or other nationally recognized courier, or by certified or registered mail, postage prepaid, return receipt requested, in the case of the Company, to its principal office, and, in the case of Optionee, to Optionee's address as shown on the Company's records.  A notice that is sent by Federal Express or other nationally recognized courier or that is sent by certified or registered mail will be deemed given on the earlier of the date the notice is received by the addressee or three (3) business days after the date the notice is sent.  Either party may change the address to which notices or other communications are to be delivered to them hereunder by giving written notice to the other party as provided in this paragraph.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.

COMPANY:

REXAHN PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:
Title:

OPTIONEE:

Name:

EXHIBIT A

NOTICE AND REQUEST OF EXERCISE
OF
OPTION TO PURCHASE
SHARES OF STOCK
OF
REXAHN PHARMACEUTICALS, INC.

The undersigned Optionee of the Stock Option Plan (the "Plan") of Rexahn Pharmaceuticals, Inc., a Delaware corporation (the "Company"), does by this notice request that the Company issue to the undersigned that number of Shares specified below at the price per Share specified below pursuant to the exercise of Optionee's Option under the Plan and the Stock Option Grant Agreement (the "Agreement") between the undersigned and the Company.

Unless otherwise defined, the terms defined in the Stock Option Grant Agreement (the "Agreement") between the undersigned and the Company are used herein.

Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of the Shares in D below by the price specified), in cash or by good check, in accordance with Section 6 of the Agreement or as otherwise provided under the Plan.

The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions.

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:  (1) that the Shares have not been approved or disapproved by the Securities and Exchange Commission or any State securities commission or other regulatory authority, nor have any of such authorities passed upon or endorsed the merits of such Shares; (2) that the undersigned has had a reasonable opportunity to ask questions of the Company regarding restrictions on the transferability of the Shares and other matters relevant to the undersigned's purchase of the Shares; (3) if the undersigned is an affiliate of the Company (i.e., an officer, director or owner of 10% or more of the outstanding shares of Common Stock), the undersigned will be required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to the Company at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission; and (4) that the Company has made no representations or warranties to the undersigned of any kind whatsoever regarding the tax treatment of the Option and/or the Shares and the undersigned has been advised to seek the advice of its own tax advisor.

Dated:	Very truly yours,

Signature

Name of Option holder

RESIDENCE:

Street

City, State, Zip Code

A.	Date of the Agreement: ____________________.

B.	Number of Shares covered by Option: ____________________.

C.	Number of Shares which may be purchased at this time: ____________________.

D.	Number of Shares to be actually purchased at this time (must be 100 Shares or whole multiples thereof and cannot be greater than C): ____________________.

E.	Exercise price per Share: $____________________.

F.	Aggregate price to be paid for Shares actually purchased (D multiplied by E): $___________________.